UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive.
Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

NWM MOMENTUM FUND

ANNUAL REPORT
March 31, 2017

TICKER MOMOX

NWM Momentum Fund
Annual Report
March 31, 2017

“Momentum in the financial markets is one of the most researched and documented market anomalies.” – Gordon Nelson Advisor Perspectives January 29, 2015

Mr. Nelson’s article Momentum X 2: Unleashing the True Power of Momentum was written 9 months after we launched our Fund, the NWM Momentum Fund (the “Fund”), and we are very excited about the details of the Mr. Nelson’s research. Our own research confirms what many have already concluded, momentum has worked in the past! In his piece, he states: “Morningstar indicates that ‘the Big Two’ factors in factor-based investment strategies are value and momentum.” He then concludes his opening paragraph by stating, “[m]omentum is one of the most robust approaches in terms of its applicability and reliability. Since just 1993 there have been nearly 400 published momentum papers, making it one of the most heavily researched finance topics over the past twenty years. Extensive academic research has shown that momentum works in virtually all markets and time periods, from Victorian ages up to the present.”

The entire article looks at the historic viability of momentum investing. There are many ways to determine momentum such as moving averages, relative strength, ratio investing, etc. The idea is that when an investor uses two screens to determine whether to invest or not in a specific risk asset, there seems to be statistical historical evidence of continued strength in those doubly screened asset classes. He states on page 3 of his article:

“Absolute momentum adds an additional level of scrutiny to the trend of the assets in the group. Instead of just comparing various stock investments to each other and investing in the highest relative strength stock position, absolute momentum says that you will invest in the highest relative strength stock investments only if they are showing a positive price trend, or absolute momentum. A simply way to implement this is to add a deemed risk-free asset into the group that is ranked right along with all of the equity positions.”

2017 Annual Report 1

If you have read our prospectus, you will recognize similar concepts when you read risk-on and risk-off signals for our Fund. We basically are doing what Gordon Nelson writes about….. but with three screens for momentum, rather than two. Of course, we can’t give the precise details underlying our screens, but suffice to say, we believe there is significant academic research an investor can read that would support a positive determination as to the long term viability of our methodology. You are the final arbiter based on your investment dollars.

Let’s take a look at the past year for the Fund.

Year in Review:

The Fund’s net asset value at the end of the previous year was $10.38 on March 31, 2016. On March 31, 2017, the Fund closed at $10.25. The Fund also paid a short term capital gain distribution of $1.1431 and a dividend of $0.1695 to investors on 12/28/2016. During the fiscal year, the total return of the Fund was 11.80% . The Fund underperformed the S&P 500® Index by -5.37% for the fiscal year compared to outperforming by 12.43% the previous fiscal year.

We believe the main factor contributing toward the relative underperformance of the Fund (i.e., relative to the S&P 500® Index) during this time frame was what many consider the “Trump Trade” after the election. The world saw bonds sell off along with international stocks, while US stocks, especially small-caps, spiked with a face ripping rally to the upside. Heading into the November election, the Fund had seen outperformance of the S&P 500® Index that started around August when the Fund held roughly only 25% in US Stocks with the majority of the remainder in lower quality fixed income and emerging market equity regions. This portfolio mixture gave the Fund steady outperformance from mid-August until the election. Once the election surprised the world, we saw US Stocks surge while fixed income and international stocks lagged. We maintained that portfolio structure until the end of the calendar year, when the momentum signals shifted us towards more US small- and mid-cap stocks. The only problem there was the massive move had already taken place. We definitely did not want to buy those stocks after the fact, but the rules of our method are the rules, and we follow them no matter what we think.

2017 Annual Report 2

Another reason the Fund lagged the S&P 500® Index is that the Fund carried a large fixed income profile. For Q1 and Q2, the Fund held roughly 50% allocation (give or take a few % points) to fixed income and cash, followed by roughly 40% (give or take a few % points) in cash and fixed income in Q3, and roughly 55% (give or take a few % points) in Q4. This means the Fund carried an average fixed income weighting of approximately 48% for the entire year. When you are up against an all stock portfolio that was in the middle of a historic string of wins, which saw the broad-based US markets not close with a 1 day decline of 1% or more for 110 trading days, we feel our performance on a risk adjusted basis was respectable. Of course, our shareholders are the final decision makers on whether that performance is respectable or not. With that, we again thank you for the trust you place in our attempt to maneuver the ever changing (and the past year, it seems NEVER CHANGING, ONLY UP) markets.

Tim Ayles

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling 1-888-331-9609. An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund’s principal underwriter is Rafferty Capital Markets, LLC.

2017 Annual Report 3

NWM MOMENTUM FUND (Unaudited)

PERFORMANCE INFORMATION

March 31, 2017 NAV $10.25

AVERAGE ANNUALIZED RETURNS (%) AS OF MARCH 31, 2017

		Since
	1 Year(A)	Inception(A)
NWM Momentum Fund	11.80%	8.64%
S&P 500® Index (B)	17.17%	10.11%
MSCI® EAFE® Index (C)	11.67%	0.36%

Annual Fund Operating Expense Ratio (from 7/29/16 Prospectus): 1.66%

The Annual Fund Operating Expense Ratio reported above will not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The NWM Momentum Fund commenced operations on April 1, 2014.

(B)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(C)The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-331-9609. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2017 Annual Report 4

NWM MOMENTUM FUND (Unaudited)

                                                               NWM Momentum Fund
                                                  by Sectors (as a percentage of Net Assets)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines

NWM Fund Group, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.nwmfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-331-9609). This information is also available on the SEC’s website at http://www.sec.gov.

2017 Annual Report 5

Expense Example
(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, your account will be indirectly subject to the expenses of the underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on October 1, 2016 and held through March 31, 2017.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	October 1, 2016
	October 1, 2016	March 31, 2017	to March 31, 2017

Actual	$1,000.00	$1,021.56	$7.51

Hypothetical	$1,000.00	$1,017.50	$7.49
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

2017 Annual Report 6

NWM Momentum Fund
		Schedule of Investments
		March 31, 2017
Shares		Fair Value	% of Net Assets
EXCHANGE TRADED FUNDS
85,773	iShares® Core S&P Small-Cap ETF	$5,932,061
86,333	iShares® iBoxx $ High Yield Corporate Bond ETF	7,578,311
113,039	iShares® 1-3 Year Treasury Bond ETF	9,554,056
82,036	iShares® 7-10 Year Treasury Bond ETF	8,662,181
48,138	iShares® 20+ Year Treasury Bond ETF	5,810,738
42,885	iShares® Russell 2000 ETF	5,895,830
18,747	SPDR® S&P MIDCAP 400® ETF Trust	5,856,938
24,220	Vanguard Total Stock Market ETF	2,938,370
111,653	WisdomTree Japan Hedged Equity Fund	5,651,875
Total for Exchange Traded Funds (Cost - $56,892,535)		57,880,360	96.55%
Other Assets in Excess of Liabilities		2,066,991	3.45%
Net Assets		$59,947,351	100.00%

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 7

NWM Momentum Fund

Statement of Assets and Liabilities
March 31, 2017

Assets:
Investment Securities at Fair Value	$57,880,360
(Cost $56,892,535)
Cash	2,078,066
Receivable for Dividends	15,425
Receivable for Shareholder Purchases	48,238
Total Assets	60,022,089
Liabilities:
Management Fees Payable	49,658
Service Fees Payable	25,080
Total Liabilities	74,738
Net Assets	$59,947,351

Net Assets Consist of:
Paid In Capital	$58,382,295
Accumulated Undistributed Net Investment Income/(Loss)	(136)
Accumulated Undistributed Realized Gain/(Loss) on Investments - Net	577,367
Unrealized Appreciation/(Depreciation) in Value of Investments
Based on Identified Cost - Net	987,825
Net Assets, for 5,848,581 Shares Outstanding	$59,947,351
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($59,947,351/5,848,581 shares)	$10.25
Redemption Price * ($10.25 x 0.98) (Note 2)	$10.05

Statement of Operations
For the fiscal year ended March 31, 2017

Investment Income:
Dividends	$1,495,867
Interest	16
Total Investment Income	1,495,883
Expenses:
Management Fees (Note 4)	484,956
Service Fees (Note 4)	244,927
Total Expenses	729,883

Net Investment Income/(Loss)	766,000

Realized and Unrealized Gain/(Loss) on Investments:
Realized Gain/(Loss) on Investments	3,848,107
Net Change in Unrealized Appreciation/(Depreciation) on Investments	630,686
Net Realized and Unrealized Gain/(Loss) on Investments	4,478,793

Net Increase/(Decrease) in Net Assets from Operations	$5,244,793

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 8

NWM Momentum Fund

Statements of Changes in Net Assets
	4/1/2016	4/1/2015
	to	to
	3/31/2017	3/31/2016
From Operations:
Net Investment Income/(Loss)	$766,000	$3,469
Net Realized Gain/(Loss) on Investments	3,848,107	4,604,584
Change in Net Unrealized Appreciation/(Depreciation)	630,686	98,602
Increase/(Decrease) in Net Assets from Operations	5,244,793	4,706,655
From Distributions to Shareholders:
Net Investment Income	(731,250)	(26,635)
Net Realized Gain from Security Transactions	(4,931,515)	(2,766,940)
Change in Net Assets from Distributions	(5,662,765)	(2,793,575)
From Capital Share Transactions:
Proceeds From Sale of Shares	22,535,183	20,983,834
Proceeds From Redemption Fees (Note 2)	2,047	12,158
Shares Issued on Reinvestment of Dividends	5,662,765	2,793,575
Cost of Shares Redeemed	(8,995,046)	(17,339,531)
Net Increase/(Decrease) from Shareholder Activity	19,204,949	6,450,036
Net Increase/(Decrease) in Net Assets	18,786,977	8,363,116
Net Assets at Beginning of Period	41,160,374	32,797,258
Net Assets at End of Period (Including Accumulated Undistributed Net
Investment Income/(Loss) of ($136) and ($28,857))	$59,947,351	$41,160,374
Share Transactions:
Issued	2,136,393	2,035,040
Reinvested	570,268	286,814
Redeemed	(821,719)	(1,656,606)
Net Increase in Shares	1,884,942	665,248
Shares Outstanding Beginning of Period	3,963,639	3,298,391
Shares Outstanding End of Period	5,848,581	3,963,639

Financial Highlights
Selected data for a share outstanding throughout the period:	4/1/2016		4/1/2015		4/1/2014*
	to		to		to
	3/31/2017		3/31/2016		3/31/2015
Net Asset Value -
Beginning of Period	$10.38		$9.94		$10.00
Net Investment Income/(Loss) (a) (e)	0.17		-	+	0.11
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	1.01		1.35		(0.07)
Total from Investment Operations	1.18		1.35		0.04
Distributions (From Net Investment Income)	(0.17)		(0.01)		(0.10)
Distributions (From Realized Capital Gains)	(1.14)		(0.90)		-
Total Distributions	(1.31)		(0.91)		(0.10)
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-
Net Asset Value -
End of Period	$10.25		$10.38		$9.94
Total Return (c)	11.80%		14.21%		0.40%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$59,947		$41,160		$32,797
Ratio of Expenses to Average Net Assets (d)	1.49%		1.57%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets (d) (e)	1.56%		0.01%		1.14%
Portfolio Turnover Rate	395.80%		1301.72%		1153.56%

* Commencement of Operations.
+ Amount calculated is less than $0.005.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on investment in the Fund assuming reinvestment of dividends and distributions.
(d) These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule of Investments.
(e) Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying security holdings listed on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 9

NOTES TO THE FINANCIAL STATEMENTS
NWM MOMENTUM FUND
March 31, 2017

1.) ORGANIZATION
NWM Momentum Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on March 5, 2014. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of March 31, 2017, there were eight series authorized by the Trust. The Fund commenced operations on April 1, 2014. The Fund’s investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is NWM Fund Group, LLC (the “Adviser”). Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended March 31, 2017, proceeds from redemption fees were $2,047.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended March 31, 2017, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund. As of March 31, 2017, accumulated undis-

2017 Annual Report 10

Notes to the Financial Statements - continued

tributed net investment income/(loss) was decreased by $6,029 and accumulated undistributed realized gain/(loss) – net was increased by $6,029. The adjustments were primarily attributed to permanent differences in the treatment of partnership income.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable shares of the MLPs’ taxable income in computing its own taxable income. The tax character of these distributions is not known until after the fiscal year of the Fund. For financial reporting purposes, management does not estimate the tax character of MLP distributions for which actual information has not been reported.

3.) INVESTMENT SECURITIES VALUATION
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows: Equity securities (exchange traded funds). Equity securities generally are valued by using market

2017 Annual Report 11

Notes to the Financial Statements - continued

quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$57,880,360	$0	$0	$57,880,360
Total	$57,880,360	$0	$0	$57,880,360

The Fund did not hold any level 3 assets during the fiscal year ended March 31, 2017. There were no transfers into or out of level 1 and level 2 during the fiscal year ended March 31, 2017. It is the Fund’s policy to consider transfers into or out of level 1 and level 2 as of the end of the reporting period.

The Fund did not invest in derivative instruments during the fiscal year ended March 31, 2017.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. At a meeting held on June 10, 2015 the Adviser proposed and the Board agreed to reduce the fee. Effective July 31, 2015, the Adviser receives an investment management fee equal to 0.99% of the Fund’s average daily net assets up to $200 million and 0.90% of the Fund’s average daily net assets in excess of $200 million. Prior to July 31, 2015, the Adviser received an investment management fee equal to 1.25% of the Fund’s average daily net assets up to $100 million, 1.10% of the Fund’s average daily net assets between $100 million and $150 million, 1.00% of the Fund’s average daily net assets between $150 million and $200 million and 0.90% of the Fund’s average daily net assets in excess of $200 million.

Under the terms of the Services Agreement between the Trust and the Adviser (the “Services Agreement”), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, excluding management fees, brokerage fees and commissions, 12b-1 fees (if adopted), taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, and extraordinary or non-recurring expenses. For its services, the Adviser receives a service fee equal to 0.50% of the average daily net assets of the Fund.

For the fiscal year ended March 31, 2017, the Adviser earned management fees totaling $484,956, of which $49,658 was due to the Adviser at March 31, 2017. For the same period, the Adviser earned service fees of $244,927, of which $25,080 was due to the Adviser at March 31, 2017.

2017 Annual Report 12

Notes to the Financial Statements - continued

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

For the fiscal year ended March 31, 2017, the Trustees who are not interested persons of the Fund received Trustees’ fees of $1,500 each, for a total of $4,500, plus travel expenses from the Adviser of the Fund. Pursuant to the contractual arrangements in place between the Trust and the Adviser, the Adviser pays these fees.

6.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at March 31, 2017 was $58,382,295, representing 5,848,581 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended March 31, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $195,801,100 and $177,027,090, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2017, TD Ameritrade Inc., for the benefit of its customers, held, in aggregate, 95.54% of the shares in the Fund. The Trust does not know whether the foregoing entity or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at March 31, 2017 was $56,892,535.

At March 31, 2017, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation/(Depreciation)
$995,464	($7,639)	$987,825

The tax character of distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2017	March 31, 2016
Ordinary Income:	$ 5,662,765	$ 2,793,575
Long-term Capital Gain:	0	0
	$ 5,662,765	$ 2,793,575

As of March 31, 2017, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 454,597
Undistributed long-term capital gain/(accumulated losses)	146,228
Unrealized appreciation/(depreciation) – net	987,825
$ 1,588,650

As of March 31, 2017, there were no differences between book basis and tax basis unrealized appreciation. Additionally, tax basis distributable earnings varies from book basis related accounts due to the tax deferral of late year ordinary losses which totaled $23,594.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

2017 Annual Report 13

ADDITIONAL INFORMATION
NWM MOMENTUM FUND
March 31, 2017
(UNAUDITED)

APPROVAL OF THE CONTINUATION OF THE MANAGEMENT AGREEMENT
On March 9, 2017 the Board of Trustees (the “Board” or “Trustees”) for the NWM Momentum Fund met to consider the renewal of the Management Agreement (the “Management Agreement”). In approving the Management Agreement, the Board of Trustees considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by NWM to the NWM Momentum Fund; (ii) the investment performance of the NWM Momentum Fund; (iii) the cost of the services to be provided and the profits to be realized by NWM and its affiliates from the relationship with the NWM Momentum Fund; (iv) the extent to which economies of scale will be realized as the NWM Momentum Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) NWM’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting, including the presentation by management of NWM earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Management Agreement, including: (i) information regarding the services and support provided to the NWM Momentum Fund and its shareholders by NWM; (ii) assessments of the investment performance of the NWM Momentum Fund by NWM; (iii) commentary on the reasons for the performance; (iv) presentations addressing NWM’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the NWM Momentum Fund and NWM; (vi) disclosure information contained in the registration statement of the NWM Momentum Fund and the Form ADV of NWM; (vii) information on relevant developments in the mutual fund industry and how the NWM Momentum Fund and/or NWM are responding to them; and (viii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about NWM, including financial information, a description of personnel and the services provided to the NWM Momentum Fund, information on investment advice, performance, summaries of NWM Momentum Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the NWM Momentum Fund; and (iii) benefits to be realized by NWM from its relationship with the NWM Momentum Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Management Agreement and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the Management Agreement, the Trustees considered numerous factors, including:

1. The nature, extent, and quality of the services to be provided by NWM
In this regard, the Board considered the responsibilities of NWM under the Management Agreement. The Board reviewed the services to be provided by NWM to the NWM Momentum Fund including, without limitation, the procedures for formulating investment recommendations and assuring compliance with the NWM Momentum Fund’s investment objectives and limitations; NWM’s coordination of services for the NWM Momentum Fund among the service providers; and the efforts of NWM to promote the NWM Momentum Fund and grow assets. The Board considered: NWM’s staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance programs, policies, and procedures. After reviewing the foregoing and further information from NWM, the Board concluded that the quality, extent, and nature of the services provided by NWM was satisfactory and adequate for the NWM Momentum Fund.

2. Investment Performance of the NWM Momentum Fund and NWM
In considering the investment performance of the NWM Momentum Fund and NWM, the Trustees compared the short and long-term performance of the NWM Momentum Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data and category averages. As to the performance of the NWM Momentum Fund, the Report included information regarding the performance of the NWM Momentum Fund compared to a group of funds of similar size, style and objective, categorized by Morningstar (the “Peer Group”) within the Morningstar category (the Tactical Allocation category -the “Category”), as well as for the Category as a whole. Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the Management Agreement by a measure of how the NWM Momentum Fund compares to other

2017 Annual Report 14

Additional Information (Unaudited) - continued

similar products. The performance data from the Category for periods ending December 31, 2016 and January 31, 2017 and for the Peer Group for the period ending December 31, 2016. The Trustees noted that for each most recent one-year periods, the NWM Momentum Fund outperformed the average of the Peer Group and the Tactical Allocation category; the Trustees also noted that the NWM Momentum Fund outperformed the S&P 500 Index for the year ended December 31, 2016, but underperformed that index for the one-year period ending January 31, 2017. The Trustees noted that for more recent performance periods, the NWM Momentum Fund performed relatively comparably to the Peer Group and Category. The Trustees noted that neither the Adviser nor its affiliate managed other investment accounts with similar strategies as the NWM Momentum Fund. Notwithstanding the foregoing, after discussing the investment performance of the NWM Momentum Fund further, NWM’s experience managing and providing services to the NWM Momentum Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the NWM Momentum Fund and NWM was satisfactory.

3. The Costs of the services to be provided and the profits to be realized by NWM from the relationship with the NWM Momentum Fund
In this regard, the Board considered: the financial condition of NWM and its affiliate and the level of commitment to the NWM Momentum Fund by NWM’s principals; the projected asset levels of the NWM Momentum Fund; and the overall expenses of the NWM Momentum Fund, including the expected nature and frequency of advisory fee payments. The Board also considered potential benefits for NWM in managing the NWM Momentum Fund. The Board compared the fees and expenses of the NWM Momentum Fund (including the advisory fee) to other funds comparable to it in terms of the type of fund, the style of investment management, the anticipated size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the advisory fee payable to NWM under the Management Agreement was on the higher range of the Category, but the overall net prospectus expense ratio was only slightly above the Category average and slightly below the Peer Group average. The Board also determined that these advisory fees were within an acceptable range in light of the services rendered by NWM. In light of the obligation of NWM to assume most of the operational expenses of the NWM Momentum Fund pursuant to a services agreement (the “Services Agreement”), the Board also determined that the overall fee arrangements for NWM with respect to the NWM Momentum Fund were fair and reasonable. The Trustees noted that NWM was profitable with regard to the NWM Momentum Fund. The Trustees reflected on their discussion with representatives of NWM during the Meeting in regard to the computation of their profitability analysis. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to NWM were fair and reasonable.

4. The extent to which economies of scale would be realized as the NWM Momentum Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the NWM Momentum Fund’s investors
In this regard, the Board considered the NWM Momentum Fund’s fee arrangements with NWM. The Board noted that the advisory fee would stay the same as asset levels increased, although it noted that under a Services Agreement, NWM was obligated to pay certain of the NWM Momentum Fund’s operating expenses which had the effect of limiting the overall fees paid by the NWM Momentum Fund. Following further discussion of the NWM Momentum Fund’s asset levels, expectations for growth, and levels of fees, the Board determined that the NWM Momentum Fund’s fee arrangement with NWM was fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by NWM.

5. Possible conflicts of interest and benefits to NWM
In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the NWM Momentum Fund; the basis of decisions to buy or sell securities for the NWM Momentum Fund; the method for bunching of portfolio securities transactions; the substance and administration of NWM’s Code of Ethics and other relevant policies described in NWM’s Form ADV. Following further consideration and discussion, the Board indicated that NWM’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory. The Trustees noted that NWM will only manage the NWM Momentum Fund, but that its affiliated advisory firm may benefit from being able to direct smaller accounts to the NWM Momentum Fund. It was noted that NWM does not utilize soft dollars.

The Independent Trustees met in executive session to discuss the continuation of the Management Agreement. It was the Trustees’ consensus that the fee to be paid to NWM Fund Group, LLC pursuant to the Management Agreement was reasonable, that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interest of the Fund’s shareholders.

2017 Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of NWM Momentum Fund
and Board of Trustees of PFS Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NWM Momentum Fund (the "Fund"), a series of PFS Funds, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NWM Momentum Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 26, 2017

2017 Annual Report 16

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-331-9609. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	8	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds
	and		and Portfolio Manager for Value
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-
	Officer	Officer Since	ance and consulting) since March
		2010	2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	8	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	8	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to Current). Estate planning		Investor Funds
and business attorney (1970 to cur-
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	8	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds
Cossolias & Company, CPAs (1972
to January 31, 2014). President of
Lubrication Specialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2017 Annual Report 17

Investment Adviser
NWM Fund Group, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the NWM
Momentum Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

NWM Momentum Fund
 www.nwmfund.com
1-888-331-9609

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/17	FYE 3/31/16
Audit Fees	$13,250	$13,100
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$500

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 3/31/17	FYE 3/31/16
Registrant	$2,500	$3,000
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 6/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 6/6/17

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 6/6/17